EXHIBIT 10.3(ii)
Execution Version
AMENDMENT NO. 1

This AMENDMENT NO. 1 (this “Agreement”), dated as of February 6, 2024, is by and among BARNES GROUP INC. (“BGI”), a Delaware corporation having its principal place of business at 123 Main Street, P.O. Box 489, Bristol, Connecticut 06011, the Guarantors identified on the signature pages hereto, the Lenders identified on the signature pages hereto and BANK OF AMERICA, N.A. (“Bank of America”), a national banking association, as a Lender, and Bank of America, as administrative agent for itself and the other Lenders (in such capacity, the “Administrative Agent”) and as collateral agent for itself and the other Lenders (in such capacity, the “Collateral Agent”).

WHEREAS, the BGI, Barnes Group Switzerland GmbH, Barnes Group Acquisition GmbH, the Lenders from time to time party thereto and the Administrative Agent are party to that certain Credit Agreement dated as of August 31, 2023 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”; defined terms used but not otherwise defined herein shall have the meaning assigned to such term in the Credit Agreement);
WHEREAS, BGI, the Guarantors and the Collateral Agent are party to that certain Guarantee Agreement dated as of August 31, 2023 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Guarantee Agreement”);
WHEREAS, at the request of BGI, the Administrative Agent and the Lenders party hereto (constituting the Required Lenders) have agreed to amend certain provisions of the Credit Agreement and the Guarantee Agreement, as provided below, upon the terms and conditions herein contained;

NOW THEREFORE, in consideration of the mutual agreements contained in the Credit Agreement and herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.Amendments to Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 4 below, on and as of the Amendment No. 1 Effective Date (as defined below), the Credit Agreement is hereby amended as follows:
a)The following defined term shall be added to Section 1.01 of the Credit Agreement:
““PNC Line of Credit” means the line of credit referred to in Section 6.01(bb).”
b)Each of clause (a) of the definition of “Guarantors”, 6.02(b), 7.01(n) and 9.18(e) is hereby amended by adding “, the PNC Line of Credit,” immediately before each reference to “Secured Bilateral Letter of Credit Agreements” therein.
c)The definition of “Obligations” is hereby amended by replacing the “ and” before “(d)” with “,” and adding the following at the end of the definition: “and (e) obligations of BGI or any Subsidiary in respect of the PNC Line of Credit”.
d)The definition of “Secured Parties” is hereby amended by adding “each lender party to the PNC Line of Credit,” immediately before “each Bilateral Letter of Credit Issuer”.

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e)Section 9.18(d) of the Credit Agreement is hereby amended by adding “, the PNC Line of Credit,” immediately before “any Secured Bilateral Letter of Credit Agreements”.

2.Amendments to Guarantee Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 4 below, on and as of the Amendment No. 1 Effective Date (as defined below), the Guarantee Agreement is hereby amended as follows:
a)The definition of “Guaranteed Obligations” is hereby amended by replacing “(w)”, “(x)”, “(y)” and “(z)” with “(v)”, “(w)”, “(x)” and “(y)”, respectively, replacing the “ and” before “(y)” with “,” and adding the following at the end of the definition: “and (z) the PNC Line of Credit”.
b)Sections 3(c) and 6(f) of the Guarantee Agreement is hereby amended to add “, the PNC Line of Credit,” immediately before each reference to “any Secured Bilateral Letter of Credit Agreements”.

3.Representations and Warranties. As of the Amendment No. 1 Effective Date, BGI and the Guarantors, as the case may be, represents and warrants to the Lenders and the Administrative Agent as follows:
a)Representations and Warranties in Credit Agreement. The representations and warranties of the Borrowers and Guarantors contained in the Credit Agreement or other Loan Documents were true and correct in all material respects when made (other than any representation and warranty that is expressly qualified by materiality, in which case such representation and warranty is true and correct in all respects), and continue to be true and correct on the Amendment No. 1 Effective Date, except for any such representations or warranties which by their terms refer to a specific date.
b)Authority, Etc. The execution and delivery by BGI and the Guarantors of this Agreement and the performance by BGI and the Guarantors of all of its respective agreements and obligations under this Agreement, the Credit Agreement as modified hereby and the other Loan Documents (i) are within the corporate or company authority of BGI or such Guarantor, (ii) have been duly authorized by all necessary corporate or company proceedings by BGI or such Guarantor, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which BGI or such Guarantor is subject or any judgment, order, writ, injunction, license or permit applicable to BGI or such Guarantor or any provision of the Governing Documents of BGI or such Guarantor, (iv) do not conflict with any agreement or other instrument binding upon BGI or such Guarantor, except where any such conflict would not have a Material Adverse Effect, and (v) do not require the approval or consent of, or filing with, any Person other than those already obtained.
c)Enforceability of Obligations. This Agreement, the Credit Agreement as modified hereby, and the other Loan Documents constitute the legal, valid and binding obligations of BGI or such Guarantor, enforceable against BGI or such Guarantor in accordance with their respective terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and except to the extent that availability of the remedy of specific performance or injunctive relief

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is subject to the discretion of the court before which any proceeding therefor may be brought.

d)No Default. Immediately before and after giving effect to this Agreement, no Default or Event of Default exists under the Credit Agreement or any other Loan Document.
4.Conditions to the Amendment No. 1 Effective Date. This Agreement and the amendments to the Credit Agreement and the Guarantee Agreement described in Section 1 and Section 2 hereof shall not become effective until each of the following conditions is satisfied (the date, if any, on which such conditions shall have first been satisfied being referred to herein as the “Amendment No. 1 Effective Date”):
a)The Administrative Agent shall have received this Agreement executed and delivered by BGI, each Guarantor, the Required Lenders, the Collateral Agent and the Administrative Agent.
b)BGI shall have paid to the Administrative Agent (i) any fees due and owing to the Administrative Agent or its affiliates in connection with this Agreement as may be separately agreed to in a separate writing with BGI, the Administrative Agent and such affiliates and (ii) all reasonable and documented out-of-pocket costs and expenses incurred or sustained by the Administrative Agent in connection with the preparation of this Agreement (including reasonable and documented legal fees and disbursements of counsel to the Administrative Agent, to the extent reflected in a statement of such counsel rendered to BGI at least one Business Day prior to the Amendment No. 1 Effective Date) due and payable on or prior to the Amendment No. 1 Effective Date.
5.Intercreditor. It is understood and agreed that Liens on the Collateral securing the Obligations shall equally and ratably secure the obligations under the PNC Line of Credit, and distributions on the Collateral shall be allocated to the obligations under the PNC Line of Credit as if amounts owed under the PNC Line of Credit was included in the item “Fourth” in Section 2.18(b) of the Credit Agreement. The foregoing shall constitute an Intercreditor Agreement for all purposes under the Credit Agreement.
6.Miscellaneous Provisions.
(a)    This Agreement shall constitute one of the Loan Documents referred to in the Credit Agreement. Except as otherwise expressly provided by this Agreement, all of the terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as modified hereby, shall continue in full force and effect, and that this Agreement and the Credit Agreement shall be read and construed as one instrument. All references in the Credit Agreement to “this Agreement” shall hereafter refer to the Credit Agreement as amended or modified hereby; and all references to the term “Credit Agreement” in the other Loan Documents shall hereafter refer to the Credit Agreement as amended or modified hereby. All references in the Guarantee Agreement to “this Guaranty” shall hereafter refer to the Guarantee Agreement as amended or modified hereby; and all references to the term “Guarantee Agreement” in the other Loan Documents shall hereafter refer to the Guarantee Agreement as amended or modified hereby. Nothing contained in this Agreement shall be construed to imply a willingness on the part of the Lenders or the Administrative Agent to grant any similar or other future consents, amendments or waivers with respect to any of the terms and

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conditions of the Credit Agreement or the other Loan Documents or shall in any way prejudice, impair or effect any rights or remedies of the Lenders and the Administrative Agent under the Credit Agreement or the other Loan Documents.

(b)    Sections 9.11 and 9.15 of the Credit Agreement are hereby incorporated herein by reference mutatis mutandis.

(c)    This Agreement may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. Delivery of an executed signature page of this Agreement by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart thereof. In making proof of this Agreement it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Administrative Agent or any Lender of a manually signed counterpart which has been converted into electronic form (such as scanned into PDF format), or an electronically signed counterpart converted into another format, for transmission, delivery and/or retention. Headings or captions used in this Agreement are for convenience of reference only and shall not define or limit the provisions hereof.
[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as an agreement as of the date first written above.

BARNES GROUP INC.
By:	/s/ Michael V. Kennedy
Name: Michael V. Kennedy
Title: Vice President, Tax & Treasury

    [Signature Page to Amendment No. 1]

MANNER USA, INC., as a Guarantor
By:	/s/ Michael V. Kennedy___________________
Name: Michael V. Kennedy
Title: Treasurer

SYNVENTIVE ACQUISITION INC., as a Guarantor SYNVENTIVE PARENT INC., as a Guarantor
By:	/s/ Michael V. Kennedy___________________
Name: Michael V. Kennedy
Title: President

SYNVENTIVE MOLDING SOLUTIONS, INC., as a Guarantor
By:	/s/ Michael V. Kennedy___________________
Name: Michael V. Kennedy
Title: Vice President

MB AEROSPACE HOLDINGS INC., as a Guarantor
MB AEROSPACE INTERMEDIATE INC., as a Guarantor
MB AEROSPACE HOLDINGS II CORP., as a Guarantor
MB AEROSPACE HOLDINGS III CORP., as a Guarantor
MB AEROSPACE US HOLDINGS, INC., as a Guarantor
JMBL, INC., as a Guarantor

By:	/s/ Michael V. Kennedy__________________
Name: Michael V. Kennedy
Title: President
[Signature Page to Amendment No. 1]

DELTA INDUSTRIES GP, LLC, as a Guarantor By: MB AEROSPACE HOLDINGS III CORP., as its sole member
By:	/s/ Michael V. Kennedy___________________
Name: Michael V. Kennedy
Title: President

MB AEROSPACE EAST GRANBY, LIMITED PARTNERSHIP, as a Guarantor By: DELTA INDUSTRIES GP, LLC, as its general partner By: MB AEROSPACE HOLDINGS III CORP., as its sole member
By:	/s/ Michael V. Kennedy___________________
Name: Michael V. Kennedy
Title: President

MB AEROSPACE WARREN, LLC, as a Guarantor By: MB AEROSPACE US HOLDINGS, INC., as its sole member
By:	/s/ Michael V. Kennedy___________________
Name: Michael V. Kennedy
Title: President

[Signature Page to Amendment No. 1]

BANK OF AMERICA, N.A., as a Lender
By:	/s/ Timothy Waltman
Name: Timothy Waltman
Title: Senior Vice President

BANK OF AMERICA, N.A., as Administrative Agent and Collateral Agent
By:	/s/ Liliana Claar
Name: Liliana Claar
Title: Vice President

[Signature Page to Amendment No. 1]

PNC BANK, NATIONAL ASSOCIATION, as PNC Line of Credit Lender
By:	/s/ Garreth Boyle
Name: Garreth Boyle
Title: Senior Vice President

[Signature Page to Amendment No. 1]

[Consenting Lender Signature Pages on File with Company]
[Signature Page to Amendment No. 1]